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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 10, 1994


                        PANHANDLE EASTERN CORPORATION
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             (exact name of registrant as specified in its charter)




   Delaware                       1-8157                      74-2150460
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   (State or other             (Commission File            (IRS Employer
   jurisdiction of             Number                      Identification No.)
   incorporation)



5400 Westheimer Court, P.O. Box 1642, Houston, Texas                 77251-1642
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number including area code: (713) 627-5400
                                                   -----------------------------


                                      N/A
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         (Former name or former address, if changed since last report)





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Item 5.  Other Events

         Panhandle Eastern Corporation (the "Company") issued a press release on October 10, 1994, announcing that the Board of Directors of the Company had approved, and the Company had entered into, an Agreement and Plan of Merger dated as of October 9, 1994, with Associated Natural Gas Corporation, a Delaware corporation ("ANGC"), relating to the proposed merger of a wholly-owned subsidiary of the Company with and into ANGC, as a result of which ANGC will become a wholly-owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 7(c).       Exhibits.

         1. Press Release dated October 10, 1994 regarding the Agreement and Plan of Merger among the Company, a wholly-owned subsidiary of the Company, and ANGC.





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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PANHANDLE EASTERN CORPORATION


                                               By:  /s/ Carl B. King
                                               Name:  Carl B. King
                                               Title: Senior Vice President and
                                                      General Counsel

Dated:  October 10, 1994





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                                 EXHIBIT INDEX

   EXHIBIT                                                          PAGE
   -------                                                          ----
   99.     Press Release dated October 10, 1994 regarding            5
           the Agreement and Plan of Merger among the Company,
           a wholly-owned subsidiary of the Company,
           and ANGC.





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